Contract liabilities	12 Months Ended
Dec. 31, 2024
Contract liabilities [Abstract]
Contract liabilities
24.	Contract liabilities

The Group has recognized the following liabilities related to contracts with customers in licensing arrangements and non-reimbursable government grants received:

	2024	2023
	A$’000	A$’000
Balance at January 1	23,157	27,462
Consideration received	-	-
Revenue recognized	(9,351)	(5,291)
Exchange differences	19	17
Unwind of discount	711	969
Balance at December 31	14,536	23,157
Current	11,248	10,995
Non-current	3,288	12,162
Total contract liabilities	14,536	23,157

Grand Pharma strategic partnership

On November 2, 2020, the Group entered into a strategic commercial partnership with Grand Pharmaceutical Group Limited (Grand Pharma or GP, formerly known as China Grand Pharma or CGP) for the Group’s portfolio of targeted radiation products. A non-refundable upfront payment of US$25,000,000 was received upon signing of the contract with GP. The strategic partnership with GP is accounted for as a revenue contract comprising the grant of a sublicense of the Group’s existing intellectual property and the provision of research and development services. The Group has measured its contractual liability to undertake the identified future performance obligations relating to research and development services using a cost plus margin approach. As the performance obligation relating to research and development services is expected to be completed over several years from execution, a financing component has been recognized within Finance costs in profit or loss on an effective interest basis.

Walloon Region non-reimbursable grant

On August 29, 2022, Telix Innovations SA received a non-reimbursable government grant to support research efforts associated with 211At-TLX591/TLX592. The first installment received was for €365,000, this amount will be released to the Consolidated statement of comprehensive income or loss as the associated expenditure is incurred.